UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/2A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 3, 2005

CHINA GRANITE CORPORATION
____________________________
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-30516	88-0448920
(Commission File Number)	(IRS Employer Identification Number)

2642 Collins Avenue, Suite 305,
Miami Beach, FL 33140
___________________
(Address of principal executive offices)

(305) 534-1684
___________
(Registrant's telephone number, including area code)

__________________
(Former Name or Former Address if changed Since Last Report)

Explanatory Note

This Report on Form 8-K/2A amends and supplements the report on Form 8-K filed by the Registrant on April 20, 2004 and February 20, 2004 (the "Reports on Form 8-K") in connection with the plan of reorganization with China Laizhou Bay Mining International Corporation, a corporation organized under the laws of the British Virgin Islands. The Reports on Form 8-K are being amended and supplemented to restate the financials statements of business acquired and the pro forma financial information.

ITEM 4.02.	NON-RELIANCE ON PREVIOSULY ISSUED FINANCIAL STATEMENTS.

Item 4.02 is hereby added as follows:

Pursuant to paragraph (a) of Item 402, we make the disclosure that our previously issued financial statements covering the balance sheet of Laizhou Jia Sheng Stone Company Limited as of December 31, 2003, and the related statements of operations, stockholders’ equity and cash flows for the period from January 9, 2003 (date of incorporation) to December 31, 2003 (the “Financial Statements”) should no longer be relied upon because of changes to such Financial Statements.

On June 1, 2005, as a result of conversations with our U.S. independent registered accountant, we concluded that the presentation of our Financial Statements should no longer be relied upon. We intend to effect the restatement of our Financial Statements for these matters through the filing of this Form 8K/2A. We have provided to, and discussed with, our U.S. independent registered accountants these accounting matters.

Subsequent to the issuance of our 2003 consolidated Financial Statements, we determined that the Financial Statements required restatement due to the change of method in amortizing mineral interests from the straight-line basis to unit-of-production method and capitalization of stripping costs and amortization of such deferred stripping costs using the units-of production method.

We believe that the units-of-production method results in a better matching of current costs with current revenues and that costs incurred during the development of the mine should be capitalized under EITF 04-6 “Accounting for Stripping Costs Incurred during Production in the Mining Industry” and amortized using the units-of production method.

The restatement is attributable only to the non-recognition of (i) amortization of mineral interests; (ii) amortization of deferred stripping costs; (iii) capitalization of stripping cost and (iv) additional tax arising from amortization of mineral rights and stripping costs. The restatement increased our net income by US$631,801 for the period.

The dollar effects of the retroactive application of the restatement to net income, additional paid-in capital, retained earnings, stockholders’ equity and total assets throughout the period is summarized in the table below:

	Period from January 9, 2003 (date of incorporation) to December 31, 2003
	RMB	US$

(1) Net income
As previously reported	6,881,691	831,122

Adjustments:
(i) Amortization of mining rights	88,233	10,656
(ii) Capitalization of deferred stripping costs,
net of amortization	7,719,689	932,330
(iv) Additional income tax provided	(2,576,615)	(311,185)

As restated	12,112,998	1,462,923

ITEM 9.01.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Item 7(a) is hereby amended and supplemented as follows:

(a) Financial statements of business acquired.

The amended Audited Condensed Consolidated Financial Statements of Laizhou Jia Sheng Stone Company Limited of and for the year ended December 31, 2003 are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Item 7(b) is hereby amended and supplemented as follows:

(b) Pro forma financial information.

The amended Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2003 prepared to give effect to the acquisition of Laizhou Jia Sheng Stone Company Limited, by the Registrant are attached hereto as Exhibit 99.3 and incorporated herein by this reference

(c) Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

EXHIBIT NO.	DESCRIPTION

2.1*	Stock Exchange Agreement and Plan of Reorganization, dated as of February 5, 2004, by and among Arbor, the Principal Arbor Shareholder, Laizhou and the Laizhou Shareholders
3.1*	Amended and Restated Articles of Incorporation of Arbor, Inc. dated as of February 19, 2004
3.2*	Amended and Restated Bylaws of Arbor
10.1*	2004 Stock Option Plan
23.1	Consent of Moores Rowland Mazars

99.1*	Press Release dated February 5, 2004.
99.2	Amended Audited Condensed Consolidated Financial Statements of Laizhou Jia Sheng Stone Company Limited, as of and for the year ended December 31, 2003.
99.3	Amended Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2003 prepared to give effect to the acquisition of Laizhou Jia Sheng Stone Company Limited.
* Denotes previously filed.

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 3, 2005	CHINA GRANITE CORPORATION
a Nevada corporation

	By:	/s/ Dong Chen
	Title:	President & CEO